UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2007

Katy Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-05558	75-1277589
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2461 South Clark Street, Suite 630
Arlington, Virginia 22202
(Address of principal executive offices) (Zip Code)

(703) 236-4300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into Material Definitive Agreement.

On March 8, 2007, Katy Industries, Inc. (the “Company”) entered into an Eighth Amendment to the Amended and Restated Credit Agreement (“the Eighth Amendment”), between the Company and Bank of America Business Capital (the “Bank of America Credit Agreement”). The Bank of America Credit Agreement now consists of a $103.0 million facility with a $13.0 million term loan and a $90.0 million revolving credit facility (“Revolving Credit Facility”). The Eighth Amendment eliminates the Fixed Charge Coverage Ratio (as defined in the Bank of America Credit Agreement) for the remaining life of the debt agreement and requires the Company to maintain a minimum level of availability such that its eligible collateral must exceed the sum of its outstanding borrowings and letters of credit by at least $5.0 million from the effective date of the Eighth Amendment through September 29, 2007 and by $7.5 million through December 31, 2007. Thereafter, the Company is required to maintain a minimum level of availability of $5.0 million for the first three quarters of the year and $7.5 million for the fourth quarter of the year. In addition, the Company reduced its Revolving Credit Facility from $90.0 million to $80.0 million.

This summary of the Eighth Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, reference to all the terms of the Eighth Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On March 12, 2007, the Company issued a press release regarding its results of operations for the fourth quarter ended December 31, 2006. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 is included in Item 1.01 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1     Eighth Amendment to the Amended and Restated Credit Agreement dated March 8, 2007, between the Company and Bank of America Business Capital.

Exhibit 99.1     Press release issued by the Company on March 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KATY INDUSTRIES, INC.
(Registrant)

By: /s/ Amir Rosenthal
Amir Rosenthal
Vice President, Chief Financial Officer,
General Counsel and Secretary

Date: March 12, 2007

Index of Exhibits

Exhibit No.  Description

10.1         Eighth Amendment to the Amended and Restated Credit Agreement dated March 8, 2007, between the Company and Bank of America Business Capital.

99.1   Press release issued by the Company on March 12, 2007.